Supplement Dated Jan. 6, 2004*

                      to the Prospectus Dated June 27, 2003

                of IDS Life Series Fund, Inc. S-6191-99 U (6/03)



Effective Dec. 31, 2003, the information in the "Management" section of the Managed Portfolio regarding who manages the equity portion of the Fund's portfolio is being replaced with:

The equity portion of the Fund is managed by:

Robert Ewing, CFA, Portfolio Manager

o    Joined AEFC in 2002.

o    Prior to that, Analyst and Portfolio Manager at Fidelity Investments.

o    Began investment career in 1988.

o    BS, Boston College Carroll School of Management.

(the rest of the section remains unchanged)


S-6191-32 A (1/04)
* Valid until next prospectus update.

Destroy June 30, 2004